JRECK SUBS GROUP, INC.
                               FRANCHISE AGREEMENT


         THIS FRANCHISE AGREEMENT (the "Agreement") is made and entered into this ____ day of _____________, 199__, by and between JRECK SUBS GROUP, INC., a Colorado corporation, with its principal business address at 2101 West State Road 434, Suite 100, Longwood, Florida 32779 (referred to in this Agreement as "we," "us" or "our"), and __________________________,

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(referred to in this Agreement as "you," "your" or "Owner").

1.       PREAMBLES, ACKNOWLEDGMENTS AND GRANT OF FRANCHISE

         A.       PREAMBLES

                  We and our predecessors have expended considerable time and effort in developing and operating a sub Restaurant concept offering delicatessen and submarine-type sandwiches, of other deli style sandwiches, salads, soups, soft drinks, and other specialty food products and services. These restaurants operate under "SOBIK'S SUBS(R)" trade name ("the Restaurants") and have distinctive business formats, methods, procedures, designs, layouts, standards and specifications, all of which have been. or may be, improved, further developed or otherwise modified from time to time.

                  We use, promote and license certain trademarks, service marks and other commercial symbols in operating the Restaurants, including the trade and service mark SOBIK'S SUBS(R) which has gained and continues to gain public acceptance and goodwill, and may continue to create, use and license additional trademarks, service marks and commercial symbols in operating the Restaurants (collectively, the "Marks").

                  We have chosen franchising as our business strategy for creating and keeping customers for SOBIK'S SUBS(R) restaurants. We grant to persons who meet our qualifications and are willing to undertake the investment and effort a franchise to own and operate a SOBIK'S SUBS(R) Restaurant offering the products and services we authorize and approve while utilizing our business formats, methods, procedures, signs, designs, layouts, equipment, standards, specifications and Marks (the "System").

                  As a franchise owner of a SOBIK'S SUBS(R) Restaurant, you will work with us to create and keep customers for SOBIK'S SUBS(R) Restaurants.

                  You have applied for a franchise to own and operate a SOBIK'S SUBS(R) Restaurant.

         B.       ACKNOWLEDGMENTS

         You acknowledge:

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         (1)  That you  have  conducted  an  independent  investigation  of this
SOBIK'S SUBS franchise opportunity and recognize that, like any other business, the nature of the business conducted by a SOBIK'S SUBS Restaurant may, and probably will, evolve and change over time.

         (2) That an investment in a SOBIK'S SUBS Restaurant involves business risks.

         (3) That your business abilities and efforts are vital to the success of your SOBICK'S SUBS Restaurant.

         (4) That creating customers for your SOBIK'S SUBS Restaurant will require that you make consistent marketing efforts to your community through a variety of mediums, including media advertising, direct mail advertising and couponing, display and use of in-store promotional materials, participating in community groups and making presentations to community organizations and businesses.

         (5) That keeping customers for your SOBIK'S SUBS Restaurant will require you to execute a high level of customer service through strict adherence to the System and our System Standards (defined below).

         (6) That you are committed to maintaining SOBIK'S SUBS Restaurant System Standards for product quality and service, employee hiring and training and restaurant and employee cleanliness.

         (7) That any information you have acquired from other SOBIK'S SUBS Restaurant franchise owners relating to their sales, profits or cash flows does not constitute information obtained from us, nor do we make any representation as to the accuracy of any such information.

         (8) That in all of their dealings with you, our officers, directors, employees and agents have acted only in a representative, and not in an individual, capacity and that business dealings between you and them as a result of this Agreement are solely between you and us.

         (9) That you have represented to us, as an inducement to our entry into this Agreement, that all statements you have made and all materials you have submitted to us in purchasing the

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

franchise are accurate and complete and that you have made no misrepresentations or material omissions in obtaining the franchise.

         (10) That you have read this Agreement and our Franchise Offering Circular and understand and accept that the terms, conditions and covenants which are contained in this Agreement are reasonably necessary for us to maintain our high standards of quality and service, as well as the uniformity of those standards at each SOBIK'S SUBS Restaurant, and consequently protect and preserve the goodwill of the Marks.

         C.       CORPORATION, LIMITED LIABILITY COMPANY OR PARTNERSHIP.

         If you are at any time a corporation, limited liability company or partnership, you agree and represent that:

                  (1) You will have the authority to execute, deliver and perform your obligations under this Agreement, having obtained all required board of directors or other consents, and are duly organized or formed and validly existing in good standing under the laws of the state of your incorporation or formation;

                  (2) Your organizational documents, operating agreement or partnership agreement will recite that the issuance and transfer of any ownership interests in you are restricted by the terms of this Agreement, and all certificates and other documents representing ownership interests in you will bear a legend referring to the restrictions of this Agreement;

                  (3) Exhibit A to this Agreement will completely and accurately describe all of your owners and their interests in you;

                  (4) Each of your owners at any time during the term of this Agreement, including after an approved transfer under Section 12, will execute an agreement in the form that we prescribe undertaking to be bound jointly and severally by all provisions of this Agreement and any ancillary agreements between you and us that bind you. You and your owners agree to execute and deliver to us such revised Exhibits A as may be necessary to reflect any changes in the information it contains and to furnish such other information about your organization or formation as we may request; and

                  (5) The RESTAURANT (as defined in Paragraph D below), and other SOBIK'S SUBS Restaurants, will be the only businesses you operate.



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


         D.       GRANT OF FRANCHISE

         You have applied for a franchise to own and operate a SOBIK'S SUBS Restaurant at __________________________________________________________________
(the "Premises"). Subject to the terms of and upon the conditions contained in this Agreement, we hereby grant you a franchise (the "Franchise") to operate a SOBIK'S SUBS Restaurant (the "RESTAURANT") at the Premises, and to use the System in its operation, for a term commencing on the date of this Agreement and expiring ten (10) years from that date or at an earlier date co-terminous with your lease for the Restaurant premises, unless sooner terminated in accordance with Section 14 hereof. Except as otherwise provided in Paragraph E of this Section, we (and our affiliates) will not establish, or grant to a franchise owner the right to establish, another SOBIK'S SUBS Restaurant to be located within the geographical area set forth in Exhibit B attached hereto (the "Exclusive Area").

         You agree that you will at all times faithfully, honestly and diligently perform your obligations hereunder, continuously exert your best efforts to promote and enhance the RESTAURANT and not engage in any other business or activity that conflicts with your obligations to operate the RESTAURANT in compliance with this Agreement. You may not operate the RESTAURANT from any site other than the Premises without our prior written consent.

         E.       RIGHTS WE RESERVE

         We (and our affiliates) retain the right in our sole discretion:

                  (6) to establish, and allow other franchise owners to establish, SOBIK'S SUBS Restaurants at any location outside the Exclusive Area (including at the boundary of the Exclusive Area) and on any terms and conditions as we deem appropriate;

                  (7) to sell and deliver, and allow other franchise owners to sell and deliver, products and services identified by the Marks to customers located within the Exclusive Area from SOBIK'S SUBS Restaurants located outside the Exclusive Area; and

                  (8) to sell products identified by the Marks, or other trademarks or service marks, within or outside the Exclusive Area through distribution channels other than SOBIK'S SUBS Restaurants (including, but not limited to, mail order and grocery stores).


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

2.       SITE  SELECTION,  LEASE OF  PREMISES  AND  DEVELOPMENT  AND  OPENING OF
         RESTAURANT.

         A.       SITE SELECTION

         You acknowledge that, before signing this Agreement, you (with or without our assistance) located and we approved the site for the Premises. You acknowledge and agree that our recommendation or approval of the Premises, and any information regarding the Premises communicated to you, do not constitute a representation or warranty of any kind, express or implied, as to the suitability of the Premises for a SOBIK'S SUBS Restaurant or for any other purpose. Our recommendation or approval of the Premises indicates only that we believe that the Premises fall within the acceptable criteria for sites and premises that we have established as of the time of our recommendation or approval of the Premises. Application of criteria that have appeared effective with respect to other sites and premises may not accurately reflect the potential for all sites and premises, and, after our approval of a site, demographic and/or other factors included in or excluded from our criteria could change, thereby altering the potential of a site and premises. The uncertainty and instability of these criteria are beyond our control, and we will not be responsible for the failure of a site and premises we have recommended or approved to meet expectations as to potential revenue or operational criteria. You acknowledge and agree that your acceptance of the Franchise is based on your own independent investigation of the suitability of the Premises.

         B.       LEASE OF PREMISES

         You acknowledge that we and you have approved the lease or sublease for the Premises (the "Lease") before signing this Agreement. You represent that a copy of the signed Lease already has been delivered to us or will be delivered to us within fifteen (15) days after its execution. At our request, you agree that you will collaterally assign the Lease to us as security for your timely performance of all obligations under this Agreement and secure the lessor's or sublessor's consent to the collateral assignment. You acknowledge that our approval of the Lease does not constitute a guarantee or warranty, express or implied, of the successful operation or profitability of a SOBIK'S SUBS Restaurant operated at the Premises. This approval indicates only that we believe that the Premises and the terms of the Lease fall within the acceptable criteria we have established as of the time of our approval.

         C.       RESTAURANT DEVELOPMENT.

         You are responsible for developing the RESTAURANT. We will furnish you with mandatory and suggested specifications and layouts for a SOBIK'S SUBS Restaurant, including requirements for dimensions, design, image, interior layout. decor. fixtures, equipment, signs,


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

furnishings and color scheme. You are obligated to prepare all required construction plans and specifications to suit the shape and dimensions of the Premises and to insure that these plans and specifications comply with applicable ordinances, building codes and permit requirements and with lease requirements and restrictions. You are obligated to submit construction plans and specifications to us for approval before construction of the RESTAURANT is commenced and all revised or "as built" plans and specifications during the course of construction. Our review is limited to your compliance with our design requirements. We can periodically inspect the Premises during the RESTAURANT's development.

         You agree, at your own expense, to do the following to develop the RESTAURANT at the Premises:

                  (1) secure all financing required to develop and operate the RESTAURANT;

                  (2) obtain all building, utility, sign, health, sanitation, business, liquor and other permits and licenses required to construct and operate the RESTAURANT;

                  (3) construct all required improvements to the Premises and decorate the RESTAURANT in compliance with plans and specifications we have approved;

                  (4)  purchase  or lease and  install  all  required  fixtures,
         furniture,  equipment,   furnishings  and  signs  ("Operating  Assets")
         required for the RESTAURANT:

                  (5) purchase an opening inventory of authorized and approved products, materials and supplies ("Supplies"); and

                  (6) give us copies of the documents that we periodically require.

         D.       OPERATING ASSETS.

         You agree to use in developing and operating the RESTAURANT only those Operating Assets that we have approved for SOBIK'S SUBS Restaurants as meeting our specifications and standards for quality, design, appearance, function and performance. You agree to place or display at the Premises (interior and exterior) only such signs, emblems, lettering, logos and display materials that we approve from time to time. You agree to purchase or lease approved brands, types or models of Operating Assets only from suppliers we have designated or approved (which may include us and/or our affiliates).


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

         E.       COMPUTER SYSTEM.

         You agree to use in developing and operating the RESTAURANT the computer equipment and operating software ("Computer System") that we specify from time to time. We may require you to obtain specified computer hardware (including a dedicated telephone modem) and/or software and may modify specifications for and components of the Computer System from time to time. Our modification of specifications for the components of the Computer System may require you to incur costs to purchase, lease and/or license new or modified computer hardware and/or software and to obtain service and support for the Computer System during the term of this Agreement. You acknowledge that we cannot estimate the future costs of the Computer System and that your cost of obtaining the Computer System may not be fully amortizable over the remaining term of this Agreement. Nonetheless, you agree to incur these costs in obtaining the computer hardware and software comprising the Computer System (or additions or modifications thereto). Within sixty (60) days after you receive notice from us, you agree to obtain the components of the Computer System that we designate and require. We also can charge you a reasonable systems fee for modifications of and enhancements made to proprietary software that we license to you and other maintenance and support services that we or our affiliates furnish to you related to the Computer System.

         F.       RESTAURANT OPENING.

         You agree not to open the RESTAURANT for business until:

                  (1) the RESTAURANT has been developed according to our specifications and standards and we notify you in writing that the RESTAURANT is acceptable:

                  (2)   pre-opening   training   has  been   completed   to  our
         satisfaction;

                  (3) the initial franchise fee and all other amounts then due to us have been paid; and

                  (4) we have been furnished with copies of all insurance policies required by this Agreement, or other evidence of insurance coverage and payment of premiums that we request or accept.

Subject to your compliance with these conditions, you agree to open the RESTAURANT for business within one hundred eighty (180) days after you sign this Agreement or on or before the date specified in the Lease, whichever is earlier.


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

3.       FEES

         A.       INITIAL FRANCHISE FEE.

         You agree to pay us a non-recurring and non-refundable initial franchise fee in the amount of Twelve Thousand Dollars ($12,500.00), which we will fully earn upon the execution of this Agreement. For additional franchises offered to qualified franchise owners, we may reduce the initial franchise fee to Five Thousand Dollars ($5,000.00).

         B..      ROYALTY.

         You agree to pay us a weekly royalty ("Royalty") in the amount of six percent (5 %) of the RESTAURANT's gross sales (as defined in Paragraph C of this Section). You must sign and deliver to us, before the RESTAURANT opens, the documents we require to authorize us to debit your business checking account automatically for the Royalty. Payments of Royalties shall be based on a Sunday through Saturday work week, and is due and payable on each Monday for the preceeding week.. On each Monday, you must report to us by telephone or electronic means or in written form, as we direct, the RESTAURANT's true and correct Gross Sales for the week ending on the immediately preceding Saturday. We will debit your account on Monday for the Royalty that is due on account of these Gross Sales. You agree to make the necessary funds available in your account for withdrawal before each Monday.

         If you fail to report the RESTAURANT's Gross Sales on a weekly basis as required, we can debit your account each Monday for the same Royalty that we debited during the previous week. If the Royalty we debit from your account is less than the Royalty you actually owe us (once we have determined the RESTAURANT's true and correct Gross Sales for the week), we will debit your account for the balance of the Royalty due on the following Monday. If the Royalty we debit from your account is greater than the Royalty you actually owe us for the week, we will credit the excess against the amount we otherwise would debit from your account on the following Monday.

         We can require you to pay the Royalty by means other than automatic debit (e.g., by check) whenever we deem appropriate, and you agree to comply with our payment instructions.

         C.       DEFINITION OF "GROSS SALES"

         As used in this Agreement, the term "Gross Sales" means all revenue you derive from operating the RESTAURANT, including, but not limited to, all revenue from jukeboxes, games and other vending machines and all amounts you receive at or away from the Premises, and whether from cash, check, credit and debit card, trade credit or credit transactions, but excluding (1) all federal, state or municipal sales, use or service taxes collected from customers and paid to

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


the appropriate taxing authority and (2) customer refunds, adjustments, credits and allowances actually made by the RESTAURANT.

         D.       INTEREST ON LATE PAYMENTS

         All amounts which you owe us, if more than seven (7) days late, will bear interest beginning after their original due date at the rate of one and one-half percent (1.5 %) per month or the highest contract rate of interest permitted by law, whichever is lower. In addition, you agree to pay us a service charge of either (1) ten percent (10%) of the past due amount, or (2) Fifty Dollars ($50.00), whichever is higher, for each Royalty payment not made on or before its original due date. This service charge is not interest or a penalty. It is solely to compensate us for increased administrative and management costs due to your late payment. We can debit your account for these amounts. You acknowledge that this Paragraph does not constitute our agreement to accept any payments after they are due or our commitment to extend credit to, or otherwise finance your operation of, the RESTAURANT. Your failure to pay all amounts when due constitutes grounds for termination of this Agreement, as provided in
Section 14 hereof, notwithstanding the provisions of this Paragraph.

         E.       APPLICATION OF PAYMENTS

         Notwithstanding any designation you might make, we have sole discretion to apply any of your payments to any of your past due indebtedness to us. You acknowledge and agree that we can set off any amounts you or your owners owe us against any amounts we might owe you or your owners. You cannot withhold payment of any amounts owed to us due to our alleged nonperformance of any of our obligations under this Agreement.

4.       TRAINING AND ASSISTANCE.

         A.       TRAINING.

         Before the RESTAURANT begins operating, we will furnish initial training on the operation of a SOBIK'S SUBS Restaurant to you (or, if you are a corporation, limited liability company or partnership, your managing shareholder, partner or member ("Managing Owner")) and two (2) employees who actually will manage the RESTAURANT on-site. Up to fifteen (15) days of training for you (or your Managing Owner) and your managerial employee will be furnished at our designated training facility and/or at an operating SOBIK'S SUBS Restaurant. You (or your Managing Owner) and your managerial employee are required to complete the initial training to our satisfaction and to participate in all other activities required to operate the RESTAURANT. Although we will furnish initial training to you (or your Managing Owner) and two (2) managerial employee at no additional fee or other charge, you will be responsible for all travel and living

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

expenses which you (or your Managing Owner) or your employee incur while training. We will provide up to ten (10) days (at our discretion) of additional training at the RESTAURANT to all RESTAURANT personnel. This training will be provided before and after the RESTAURANT begins operations. You agree to replace the RESTAURANT's manager if we determine that he or she is not qualified to serve in this capacity. If we determine that you (or your Managing Owner) are unable to complete initial training to our satisfaction, we can terminate this Agreement under Section 14 hereof.

         We may require you (or your Managing Owner) and/or previously trained and experienced managers to attend periodic refresher training courses at the times and locations that we designate, for which we may charge fees. We also may require you to pay us fees for training new managers hired after the RESTAURANT's opening. You agree to give us reasonable assistance in training other SOBIK'S SUBS Restaurant franchise owners. We will reimburse you for providing this assistance.

         B.       GENERAL GUIDANCE.

         We will advise you from time to time regarding the RESTAURANT's operation based on reports you submit to us or inspections we make. In addition, we will furnish guidance to you on:

         (5) standards, specifications and operating procedures and methods utilized by SOBIK'S SUBS Restaurants;

         (6) purchasing required Operating Assets and Supplies:

         (7) advertising and marketing programs;

         (8) employee training; and

         (9) administrative, bookkeeping and accounting procedures.

This guidance will, at our discretion, be furnished in our operating manual ("Operations Manual"), bulletins or other written materials and/or during telephone consultations and/or consultations at our office or the RESTAURANT.

         If you request or we require additional or special guidance, assistance or training, all of the expenses that we incur, including per diem charges and travel and living expenses for our personnel, will be your responsibility.

         C.       OPERATIONS MANUAL.

         We will loan you during the term of this Agreement one (1) copy of our Operations Manual, consisting of the materials (including, as applicable, audio tapes, videotapes, magnetic media, computer software and written materials) that we generally furnish to franchise owners from time to time for use in operating a SOBIK'S SUBS Restaurant. The Operations Manual contains mandatory and suggested specifications, standards, operating procedures and rules ("System Standards") that we prescribe from time to time for the operation of a SOBIK'S SUBS Restaurant and information on your other obligations under this Agreement and related agreements. We may modify the Operations Manual from time to time to reflect changes in System Standards. You agree to keep your copy of the Operations Manual current and in a secure location at the RESTAURANT. In the event of a dispute over its contents, the master copy of the Operations Manual we maintain at our principal office will be controlling. You may not at any time copy, duplicate, record or otherwise reproduce any part of the Operations Manual. If your copy of the Operations Manual is lost, destroyed or significantly damaged, you agree to obtain a replacement copy at our then applicable charge.

         D.       DELEGATION OF PERFORMANCE.

         You agree that we have the right to delegate the performance of any portion or all of our obligations and duties under this Agreement to designees, whether these designees are our agents or independent contractors with whom we have contracted to perform these obligations.

5.       MARKS.

         A.       OWNERSHIP AND GOODWILL OF MARKS.

         Your right to use the Marks is derived solely from this Agreement and limited to your operation of the RESTAURANT pursuant to and in compliance with this Agreement and all System Standards we prescribe from time to time during its term. Your unauthorized use of the Marks will be a breach of this Agreement and an infringement of our rights in and to the Marks. You acknowledge and agree that your usage of the Marks and any goodwill established by this use will be exclusively for our benefit and that this Agreement does not confer any goodwill or other interests in the Marks upon you (other than the right to operate the RESTAURANT under this Agreement). All provisions of this Agreement applicable to the Marks apply to any additional proprietary trade and service marks and commercial symbols we authorize you to use.

         B.       LIMITATIONS ON YOUR USE OF MARKS.

         You agree to use the Marks as the sole identification of the RESTAURANT, except that

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

you agree to identify yourself as the independent owner in the manner we prescribe. You may not use any Mark as part of any corporate or legal business name or with any prefix, suffix or other modifying words, terms, designs or symbols (other than logos we have licensed to you), or in any modified form, nor may you use any Mark in selling any unauthorized services or products or in any other manner we have not expressly authorized in writing. No Mark may be used in any advertising concerning the transfer, sale or other disposition of the RESTAURANT or an ownership interest in you. You agree to display the Marks prominently in the manner we prescribe at the RESTAURANT and on forms, advertising and marketing materials, supplies and other materials we designate. You agree to give the notices of trade and service mark registrations that we specify and to obtain any fictitious or assumed name registrations required under applicable law.

         C.       NOTIFICATION OF INFRINGEMENTS AND CLAIMS

         You agree to notify us immediately of any apparent infringement or challenge to your use of any Mark, or of any claim by any person of any rights in any Mark, and not to communicate with any person other than us and our attorneys, and your attorneys, in any infringement, challenge or claim. We have sole discretion to take the action we deem appropriate and the right to control exclusively any litigation, U.S. Patent and Trademark Office proceeding or any other administrative proceeding arising out of any infringement, challenge or claim or otherwise relating to any Mark. You agree to sign any and all instruments and documents, render the assistance and do the acts and things that, in the opinion of our attorneys, may be necessary or advisable to protect and maintain our interests in any litigation or Patent and Trademark Office or other proceeding or otherwise to protect and maintain our interests in the Marks.

         D.       DISCONTINUANCE OF USE OF MARKS

         If it becomes advisable at any time in our sole discretion for us and/or you to modify or discontinue the use of any Mark and/or use one or more additional or substitute trade or service marks, you agree to comply with our directions within a reasonable time after receiving notice. We will reimburse you for your reasonable direct expenses of changing the RESTAURANT's signs. However, we will not be obligated to reimburse you for any loss of revenue attributable to any modified or discontinued Mark or for any expenditures you make to promote a modified or substitute trademark or service mark.

         E.       INDEMNIFICATION FOR USE OF MARKS

         We agree to indemnify you against and to reimburse you for all damages for which you are held liable in any proceeding arising out of your authorized use of any Mark under this Agreement and for all costs you reasonably incur in defending any such claim brought against you or any proceeding in which you are named as a party, provided that you have timely notified us of the claim or proceeding and otherwise have complied with this Agreement. At our option, we can defend and control the defense of any proceeding arising out of your use of any Mark under this Agreement.

         6.       CONFIDENTIAL INFORMATION.

         We  possess  (and  will  continue  to  develop  and  acquire)   certain
confidential information (the "Confidential Information") relating to the development and operation of SOBIK'S SUBS Restaurants, which includes (without limitation):

                  (1)  recipes;

                  (2)  site selection criteria;

                  (3) methods, formats, specifications, standards, systems, procedures, sales and marketing techniques, knowledge and experience used in developing and operating SOBIK'S SUBS Restaurants;

                  (4) marketing and advertising programs for SOBIK'S SUBS Restaurants;

                  (5) knowledge of specifications for and suppliers of certain Operating Assets and Supplies; and

                  (6)   knowledge  of  the   operating   results  and  financial
         performance of SOBIK'S SUBS Restaurants other than the RESTAURANT.

         You acknowledge and agree that you will not acquire any interest in Confidential Information, other than the right to utilize Confidential Information disclosed to you in operating the RESTAURANT during the term of this Agreement, and that the use or duplication of any Confidential Information in any other business would constitute an unfair method of competition. You further acknowledge and agree that Confidential Information is proprietary, includes our trade secrets and is disclosed to you solely on the condition that you agree, and you do hereby agree, that you:

                  (a) will  not  use  Confidential   Information  in  any  other
         business or capacity;

                  (b) will maintain the absolute confidentiality of Confidential Information during and after the term of this Agreement;

                  (c) will not make unauthorized copies of any portion of Confidential

         Information disclosed via electronic medium or in written or other tangible form; and

                  (d) will adopt and implement all reasonable procedures that we prescribe from time to time to prevent unauthorized use or disclosure of Confidential Information, including, without limitation, restrictions on disclosure thereof to RESTAURANT personnel and others.

         You agree that we (and our affiliates) will have the perpetual right to use and authorize other SOBIK'S SUBS Restaurant franchise owners to use, and you agree fully and promptly to disclose to us, all ideas, concepts, formulas, recipes, techniques or materials relating to a SOBIK'S SUBS Restaurant that you and/or your employees conceive or develop during the term of this Agreement.

         Despite the foregoing, Confidential Information does not include information, knowledge or know-how which a person can prove he or she knew before becoming aware of it as a result of anything we or a franchise owner provided directly or indirectly or before his or her operation of or presence at the RESTAURANT. If we include any matter in Confidential Information, anyone who claims that it is not Confidential Information has the burden of proving that the exclusion provided in this paragraph is fulfilled.

7.       EXCLUSIVE RELATIONSHIP

         You acknowledge and agree that we would be unable to protect Confidential Information against unauthorized use or disclosure or to encourage a free exchange of ideas and information among SOBIK'S SUBS Restaurants if franchise owners of SOBIK'S SUBS Restaurants were permitted to hold interests in or perform services for a Competitive Business (defined below). You also acknowledge that we have granted the Franchise to you in consideration of and reliance upon your agreement to deal exclusively with us. You therefore agree that, during the term of this Agreement, neither you nor any of your owners (nor any of your or your owners' spouses) will:

                  (1) have any direct or indirect controlling interest as a disclosed or beneficial owner in a Competitive Business, wherever located;

                  (2) have any direct or indirect interest as a disclosed or beneficial owner in a Competitive Business operating within twenty-five
         (25) miles of the RESTAURANT;

                  (3) have any direct or indirect interest as a disclosed or beneficial owner in a Competitive Business operating within ten (10) miles of any SOBIK'S SUBS Restaurant other than the RESTAURANT;

                  (4)  perform  services  as  a  director,   officer,   manager,
         employee,  consultant,   representative,   agent  or  otherwise  for  a
         Competitive Business, wherever located;

                  (5) recruit or hire any person who is our employee or the employee of any SOBIK'S SUBS Restaurant without obtaining the prior written permission of that person's employer;

                  (6) divert or attempt to divert any actual or potential business or customer of the RESTAURANT to another business; or

                  (7) engage in any other activity which may injure the goodwill of the Marks and System.

The term "Competitive Business" as used in this Agreement, means any business operating, or granting franchises or licenses to others to operate, any restaurant or food service business featuring submarine sandwiches as its primary product (other than a SOBIK'S SUBS Restaurant operated under a franchise agreement with us). You agree to obtain similar covenants from the personnel we specify.

8.       SYSTEM STANDARDS

         A.       COMPLIANCE WITH SYSTEM STANDARDS

         You acknowledge and agree that your operation and maintenance of the RESTAURANT according to System Standards are essential to preserve the goodwill of the Marks and all SOBIK'S SUBS Restaurants. Therefore, at all times during the term of this Agreement, you agree to operate and maintain the RESTAURANT according to each and every System Standard, as we periodically modify and supplement them during the term of this Agreement, even if you believe that a System Standard, as originally issued or subsequently modified or supplemented, is not in the System's or your RESTAURANT's best interests. System Standards may regulate any one or more of the following for the RESTAURANT:

                  (1) design, layout, decor, appearance and lighting; periodic maintenance, cleaning and sanitation; periodic remodeling; replacement of obsolete or worn-out leasehold improvements and Operating Assets; periodic painting; and use of interior and exterior signs, emblems, lettering and logos;

                  (2) types, models and brands of required Operating Assets and Supplies;

                  (3) required or authorized products and services and product and service
         categories;  product  preparation,   storage,  handling  and  packaging
         procedures; and product inventory requirements;

                  (4) designated or approved suppliers (which may be limited to or include us) of Operating Assets and Supplies and supplier approval procedures and criteria;

                  (5) terms and conditions of the sale and delivery of, and terms and methods of payment for, Supplies and services that you obtain from us or unaffiliated suppliers; our right not to sell any products to you, or to sell products to you only on a "cash-on-delivery" or other basis, if you are in default under any agreement with us; and our right (without liability) to advise your suppliers and others with whom you, we and other franchise owners deal that you are in default under any agreement with us;

                  (6) sales, marketing, advertising and promotional programs and materials and media used in these programs;

                  (7) use and display of the Marks;

                  (8) staffing levels for the RESTAURANT and matters relating to managing the RESTAURANT; communication to us of the identities of the RESTAURANT's personnel; and qualifications, training, dress and appearance of employees (although you will have sole responsibility and authority concerning the selection and promotion of your employees, the hours they work, their rates of pay and other benefits, the work assigned to them and their working conditions);

                  (9)  days and hours of operation of the RESTAURANT;

                  (10) participation in market research and testing and product and service development programs;

                  (11) acceptance of credit and debit cards, other payment systems and check verification services;

                  (12) bookkeeping, accounting, data processing and record keeping systems and forms; methods, formats, content and frequency of reports to us of sales, revenue, financial performance and condition; and furnishing tax returns and other operating and financial information to us;

                  (13) types, amounts, terms and conditions of insurance coverage required to be carried for the RESTAURANT and standards for underwriters of policies providing required insurance coverage; our protection and rights under these policies as an additional named insured; required or impermissible insurance contract provisions; assignment of policy rights to us; periodic verification of insurance coverage that must be furnished to us; our right to obtain insurance coverage for the RESTAURANT at your expense if you fail to obtain required coverage; our right to defend claims; and similar matters relating to insured and uninsured claims;

                  (14) complying with applicable laws; obtaining required licenses and permits; adhering to good business practices; observing high standards of honesty, integrity, fair dealing and ethical business conduct in all dealings with customers, suppliers and us; and notifying us if any action, suit or proceeding is commenced against you or the RESTAURANT or if you receive any report, citation or notice regarding the RESTAURANT's failure to comply with any health, cleanliness or safety standard; and

                  (15) regulation of any other aspects of the operation and maintenance of the RESTAURANT that we determine from time to time to be useful to preserve or enhance the efficient operation, image or goodwill of the Marks and SOBIK'S SUBS Restaurants.

         You agree that System Standards prescribed from time to time in the Operations Manual, or otherwise communicated to you in writing or other tangible form, constitute provisions of this Agreement as if fully set forth herein. All references to this Agreement include all System Standards as periodically modified.

         B.       MODIFICATION OF SYSTEM STANDARDS.

         We may periodically modify System Standards, which may accommodate regional or local variations as we determine, and any modifications may obligate you to invest additional capital in the RESTAURANT ("Capital Modifications") and/or incur higher operating costs. Except for the Computer System, we will not obligate you to make any Capital Modifications during the first three (3) years of the term of this Agreement or after that time when the investment cannot in our reasonable judgment be amortized during the remaining term of this Agreement, unless we agree to extend the term of this Agreement so that the additional investment, in our reasonable judgment, may be amortized, or unless the investment is necessary in order to comply with applicable laws. We agree to give you sixty (60) days to comply with Capital Modifications we require that will cost up to Five Thousand Dollars ($5,000.00), ninety (90) days to comply with Capital Modifications we require that will cost between Five Thousand Dollars ($5,000.00) and Ten Thousand Dollars ($10,000.00), and one hundred twenty (120) days to comply with Capital Modifications we require that will cost over Ten Thousand Dollars ($10,000.00). Your failure to comply with modifications to System Standards within the required time periods is an incurable default under this Agreement, as provided in Section 14.B. below.

9.       MARKETING.

         A.       MARKETING FUND

         Recognizing the value of advertising and marketing to the goodwill and public image of SOBIK'S SUBS Restaurants, we have established a marketing fund (the "Marketing Fund") for the advertising, marketing and public relations programs and materials we deem appropriate. You agree to contribute to the Marketing Fund four percent (4%) of the Gross Sales of the RESTAURANT, payable in the same manner as the Royalty due hereunder. SOBIK'S SUBS Restaurants that we or our affiliates own will contribute to the Marketing Fund on the same basis as our franchise owners.

         We will direct all programs financed by the Marketing Fund, with sole discretion over the creative concepts, materials and endorsements used and their geographic, market and media placement and allocation. You agree that the Marketing Fund may be used to pay the costs of preparing and producing video, audio and written materials; administering regional and multi-regional marketing and advertising programs, including, without limitation, purchasing trade journal, direct mail and other media advertising and employing advertising, promotion and marketing agencies to provide assistance; and supporting public relations, market research and other advertising, promotion and marketing activities. The Marketing Fund periodically will furnish you with samples of advertising, marketing and promotional formats and materials at no cost. Multiple copies of these materials will be furnished to you at our direct cost of producing them, plus any related shipping, handling and storage charges.

         The Marketing Fund will be accounted for separately from our other funds and will not be used to defray any of our general operating expenses, except for the reasonable salaries, administrative costs, travel expenses and overhead we may incur in activities related to administering the Marketing Fund and its programs, including, without limitation, conducting market research, preparing advertising, promotion and marketing materials and collecting and accounting for contributions to the Marketing Fund. The Marketing Fund will not be our asset. All contributions to the Marketing Fund will be held for the benefit of those who have contributed to the Marketing Fund and used solely for the purposes for which the contributions were made. We may spend, on behalf of the Marketing Fund, in any fiscal year an amount greater or less than the aggregate contribution of all SOBIK'S SUBS Restaurants to the Marketing Fund in that year, and the Marketing Fund may borrow from us or others to cover deficits or invest any surplus for future use. All interest earned on moneys contributed to the Marketing Fund will be used to pay advertising costs before other assets of the Marketing Fund are expended. We will prepare an annual statement of moneys collected and costs incurred by the Marketing Fund and furnish the statement to you upon written request. We can have the Marketing Fund incorporated or operated through a separate entity anytime we deem appropriate, and the successor entity will have all of the rights and duties specified in this Section.

         You acknowledge that the Marketing Fund is intended to maximize recognition of the Marks and patronage of SOBIK'S SUBS Restaurants. Although we will endeavor to utilize the Marketing Fund to develop advertising and marketing materials and programs and to place advertising and marketing that will benefit all SOBIK'S SUBS Restaurants, we undertake no obligation to ensure that expenditures by the Marketing Fund in or affecting any geographic area are proportionate or equivalent to the contributions to the Marketing Fund by SOBIK'S SUBS Restaurants operating in that geographic area or that any SOBIK'S SUBS Restaurant will benefit directly or in proportion to its contribution to the Marketing Fund from the development of advertising and marketing materials or the placement of advertising and marketing. Except as expressly provided in this Section, we assume no direct or indirect liability or obligation to you for collecting amounts due to, or maintaining, directing or administering, the Marketing Fund.

         We can defer or reduce contributions of a SOBIK'S SUBS Restaurant franchise owner and, upon thirty (30) days' prior written notice to you, reduce or suspend contributions to and operations of the Marketing Fund for one or more periods of any length and terminate (and, if terminated, reinstate) the Marketing Fund. If the Marketing Fund is terminated, all unspent moneys on the date of termination will be distributed to our franchise owners and to us and our affiliates in proportion to their and our respective contributions to the Marketing Fund during the preceding twelve (12) month period.


         B.       ADVERTISING COOPERATIVES.

         You agree that we may, in our sole discretion, designate any geographic area in which two (2) or more SOBIK'S SUBS Restaurants are located as a region in order to establish an advertising cooperative ("Cooperative"). The Cooperative's members in any area will include all of SOBIK'S SUBS Restaurants operating in that area. Each Cooperative will be organized and governed in a form and manner, and begin operating on a date, that we determine in advance. Each Cooperative's purpose is, with our approval, to administer advertising programs and develop promotional materials for the area that the Cooperative covers. If, as of the time you sign this Agreement, we have established a Cooperative for the geographic area in which the RESTAURANT is located, or if we establish a Cooperative in the area covering your RESTAURANT during this Agreement's term, you must sign any documents we require to become a member of the Cooperative and participate in the Cooperative as those documents require.

         In addition to your Marketing Fund contribution in Paragraph A above, you agree to contribute to the Cooperative the amounts that we prescribe from time to time, not to exceed five percent (5%) of the RESTAURANT's Gross Sales, although the Cooperative's members may increase the required contribution by a two-thirds (2/3) vote of all SOBIK'S SUBS Restaurant franchise owners who are members of that Cooperative. Each franchise owner will have one vote, regardless of the number of SOBIK'S SUBS Restaurants that franchise owner (or its affiliates) operates within the Cooperative's area. You must pay us your Cooperative contribution in the same manner as the Royalty, and we will forward it for the Cooperative's use.

         You agree to submit to us and the Cooperative any reports that we require. We or our designee will maintain and administer the Cooperative's account according to the Cooperative's governing documents. We will operate the Cooperative solely to collect and spend Cooperative contributions for the purposes described above. The Cooperative and its members may not use any advertising or promotional plans or materials without our prior written consent.

         C.       BY YOU.

         You agree that any advertising, promotion and marketing you conduct will be completely clear and factual and not misleading and conform to the highest standards of ethical advertising and marketing and the advertising and marketing policies which we prescribe from time to time. Samples of all advertising, promotional and marketing materials which we have not prepared or previously approved must be submitted to us for approval before you use them. If you do not receive written disapproval within fifteen (15) days after we receive the materials, they will be considered approved. You may not use any advertising, promotional or marketing materials that we have disapproved.

10.      RECORDS, REPORTS AND FINANCIAL STATEMENTS.

         You agree to establish and maintain at your own expense a bookkeeping, accounting and record keeping system conforming to the requirements and formats we prescribe from time to time. We may require you to use a Computer System in order to maintain certain sales data and other information. You agree to furnish to us in the manner and format that we prescribe from time to time:

                  (1) on Monday of each week, a report on the RESTAURANT's Gross Sales during the week ending on the immediately preceding Sunday;

                  (2) within  five (5) days after  their  filing,  copies of all sales tax returns for the RESTAURANT (you agree that we can periodically verify with the appropriate tax authorities the sales taxes that you have paid);

                  (3) within thirty (30) days after the end of each fiscal quarter of the

                  RESTAURANT, a profit and loss statement for the RESTAURANT for the immediately preceding fiscal quarter and year-to-date and a balance sheet as of the end of that fiscal quarter;

                  (4) within ninety (90) days after the end of the RESTAURANT's fiscal year, annual profit and loss and source and use of funds statements and a balance sheet for the RESTAURANT as of the end of that fiscal year; and

                  (5) within ten (10) days after our request, exact copies of federal and state income and other tax returns and the other forms, records, books and other information we may periodically require.

You agree to verify and sign each report and financial statement in the manner we prescribe. We can disclose data derived from these reports without specifically identifying you or the RESTAURANT (unless we have your written consent to do so). We also can require you, if you ever fail to comply with any provision of this Agreement, to have audited financial statements prepared on an annual basis. Moreover, we can, as often as we deem appropriate (including on a daily basis), access all computer registers and other computer systems that you maintain in operating the RESTAURANT and retrieve all information relating to the RESTAURANT's operations.

11.      INSPECTIONS AND AUDITS

         A.       OUR RIGHT TO INSPECT THE RESTAURANT.

         To determine whether you and the RESTAURANT are complying with this Agreement and all System Standards, we and our designated agents have the right at any time during your regular business hours, and upon forty-eight (48) hours' prior notice to you, to:

                  (1) inspect the RESTAURANT;

                  (2) observe, photograph and videotape the operations of the RESTAURANT for consecutive or intermittent periods we deem necessary;

                  (3) remove samples of any Supplies for testing and analysis;

                  (4) interview personnel and customers of the RESTAURANT; and

                  (5) inspect and copy any books, records and documents relating to your operation of the RESTAURANT.

You agree to cooperate with us fully in these inspections, observations, photographing, videotaping, product removal and interviews. If we exercise any of these rights, we will use our best efforts not to interfere unreasonably with the RESTAURANT's operations. You agree to present to your customers the evaluation forms that we periodically prescribe and to participate and/or request your customers to participate in any surveys performed by us or on our behalf.

         B.       OUR RIGHT TO AUDIT

         We have the right at any time during your business hours, and upon forty-eight (48) hours' prior notice to you, to inspect and audit, or cause to be inspected and audited, your (if you are a corporation, limited liability company or partnership) and the RESTAURANT's business, bookkeeping and accounting records, sales and income tax records and returns and other records. You agree to cooperate fully with our representatives and independent accountants we hire to conduct any inspection or audit. If any inspection or audit discloses an understatement of the RESTAURANT's Gross Sales, we can debit your account, as provided in Section 3.B. above, for the Royalty, Marketing Fund contributions and Cooperative contributions due on the amount of the understatement, plus interest from the date originally due until the date of payment. Further, if an inspection or audit is made necessary by your failure to furnish reports, supporting records or other information as required, or to furnish these items on a timely basis, or if an understatement of Gross Sales is greater than two percent (2%) for any period reviewed, you agree to reimburse us for the cost of the inspection or audit, including, without limitation, the charges of attorneys and independent accountants and the travel expenses, room and board and compensation of our employees. These remedies are in addition to our other remedies and rights under this Agreement and applicable law.

12.      TRANSFER.

         A.       BY US.

         This Agreement is fully transferable by us and will inure to the benefit of any transferee or other legal successor to our interests herein.

         B.       BY YOU.

         You understand and acknowledge that the rights and duties created by this Agreement are personal to you (or, if you are a corporation, limited liability company or partnership, to your owners) and that we have granted the Franchise to you in reliance upon our perceptions of your (or your owners') individual or collective character, skill, aptitude, attitude, business ability and financial capacity. Accordingly, neither this Agreement (or any interest herein) nor any ownership or other interest in you or the RESTAURANT may be transferred without our prior written approval. Any transfer without this approval constitutes a breach of this Agreement and is void and of no effect. As used in this Agreement, the term "transfer" includes your (or your owners') voluntary, involuntary, direct or indirect assignment, sale, gift or other disposition of any interest in:

                  (1)      this Agreement;

                  (2)      you; or

                  (3)      the RESTAURANT.

An assignment, sale, gift or other disposition includes the following events:

                  (a) transfer of ownership of capital stock or a partnership interest;

                  (b)  merger  or   consolidation   or  issuance  of  additional
         securities or interests representing an ownership interest in you;

                  (c) any sale of an ownership interest in you or any security convertible to an ownership interest in you;

                  (d) transfer of an interest in you, this Agreement or the RESTAURANT in a divorce, insolvency or corporate or partnership dissolution proceeding or otherwise by operation of law;

                  (e) transfer of an interest in you, this Agreement or the RESTAURANT, in the event of your death or the death of one of your owners, by will, declaration of or transfer in trust or under the laws of intestate succession; or

                  (f) pledge of this Agreement (to someone other than us) or of an ownership interest in you as security, foreclosure upon the RESTAURANT or your transfer, surrender or loss of possession, control or management of the RESTAURANT.

         C.       CONDITIONS FOR APPROVAL OF TRANSFER

         If you (and your owners) are in full compliance with this Agreement, then, subject to the other provisions of this Section 12, we will approve a transfer that meets all the applicable requirements of this Paragraph. A non-controlling ownership interest in you (determined before the date on which a proposed transfer is to occur) may be transferred as long as the proposed transferee and its direct and indirect owners are individuals of good character and otherwise meet our then applicable standards for SOBIK'S SUBS Restaurant franchise owners. A transfer of ownership, possession or control of the RESTAURANT may be made only in conjunction with a transfer of this Agreement. If the transfer is of this Agreement or a controlling interest in you, or is one of a series of transfers (regardless of the period of time over which these transfers take place) which in the aggregate constitute the transfer of this Agreement or a controlling interest in you, all of the following conditions must be met prior to or concurrently with the effective date of the transfer:

                  (1)  the  transferee  has  sufficient   business   experience,
         aptitude and financial resources to operate the RESTAURANT;

                  (2) you have paid all Royalties, Marketing Fund contributions, Cooperative contributions, amounts owed for purchases from us and all other amounts owed to us or to third-party creditors and have submitted all required reports and statements;

                  (3) the transferee and its owners and affiliates are not engaged in a Competitive Business;

                  (4) the transferee (or its managing owner) and its manager (if different from your manager) have agreed to complete our standard training program;

                  (5) you are allowed to transfer the Lease;

                  (6) the transferee has agreed to be bound by all of the terms and conditions of this Agreement;

                  (7) you or the transferee pays us a transfer fee in the amount of $2,500 to defray expenses we incur in the transfer, including the costs of training the transferee (or its managing owner) and its other personnel;

                  (8) you (and your transferring owners) have executed a general release, in form satisfactory to us, of any and all claims against us and our shareholders, officers, directors, employees and agents;

                  (9) we have approved the material terms and conditions of the transfer and determined that the price and terms of payment will not adversely affect the transferee's operation of the RESTAURANT;

                  (10) if you or your owners finance any part of the sale price of the transferred interest, you and/or your owners have agreed that all of the transferee's obligations under any promissory notes, agreements or security interests that you or your owners have reserved in the RESTAURANT are subordinate to the transferee's obligation to pay Royalties, Marketing Fund contributions and other amounts due to us and otherwise to comply with this Agreement;

                  (11) you and your transferring owners (and your and your owners' spouses) have executed a non-competition covenant in favor of us and the transferee agreeing to be bound, commencing on the effective date of the transfer, by the restrictions contained in Section 15.D. hereof; and

                  (12) you and your transferring owners have agreed that you and they will not directly or indirectly at any time or in any manner (except with other SOBIK'S SUBS Restaurants you own and operate) identify yourself or themselves or any business as a current or former SOBIK'S SUBS Restaurant, or as one of our licensees or franchise owners, use any Mark, any colorable imitation thereof or other indicia of a SOBIK'S SUBS Restaurant in any manner or for any purpose or utilize for any purpose any trade name, trade or service mark or other commercial symbol that suggests or indicates a connection or association with us.

If the proposed transfer is among your owners, Subparagraph (7) of the above requirements will not apply, although the transferee is required to reimburse us for any administrative costs we incur in the transfer. We can review all information regarding the RESTAURANT that you give the transferee, correct any information that we believe is inaccurate and give the transferee copies of any reports you have submitted to us or we have made regarding the RESTAURANT.

         D.       TRANSFER TO A WHOLLY-OWNED CORPORATION OR LIMITED
                  LIABILITY COMPANY.

         Notwithstanding Paragraph C of this Section, if you are in full compliance with this Agreement, you may transfer this Agreement to a corporation or limited liability company which conducts no business other than the RESTAURANT and, if applicable, other SOBIK'S SUBS Restaurants, in which you maintain management control and of which you own and control one hundred percent (100%) of the equity and voting power of all issued and outstanding capital stock or other ownership interests, and further provided that all assets of the RESTAURANT are owned, and the entire business of the RESTAURANT is conducted, by a single corporation or limited liability company. Transfers of ownership interests in this corporation or limited liability company will be subject to the provisions of Paragraph C of this Section. You agree to remain personally liable under this Agreement as if the transfer to the corporation or limited liability company had not occurred.

         E.       YOUR DEATH OR DISABILITY.

         (1) Transfer Upon Death or Disability. Upon your death or disability or, if you are a corporation, limited liability company or partnership, the death or disability of the Managing Owner or the owner of a controlling interest in you, your or the owner's executor, administrator, conservator, guardian or other personal representative must transfer your interest in this Agreement or the owner's interest in you to a third party. The disposition of this Agreement or the interest in you (including, without limitation, transfer by bequest or inheritance) must be completed within a reasonable time, not to exceed six (6) months from the date of death or disability, and will be subject to all of the terms and conditions applicable to transfers contained in this Section. A failure to transfer your interest in this Agreement or the ownership interest in you within this period of time constitutes a breach of this Agreement. In this Agreement, the term "disability" means a mental or physical disability, impairment or condition that is reasonably expected to prevent or actually does prevent you, the Managing Owner or an owner of a controlling interest in you from managing and operating the RESTAURANT.

         (2) Operation Upon Death or Disability. If, upon your death or disability or the death or disability of the Managing Owner or the owner of a controlling interest in you, the RESTAURANT is not being managed by a trained manager, your or the owner's executor, administrator, conservator, guardian or other personal representative must within a reasonable time, not to exceed fifteen (15) days from the date of death or disability, appoint a manager to operate the RESTAURANT. The manager will be required to complete training at your expense. Pending the appointment of a manager as provided above or if, in our judgment, the RESTAURANT is not being managed properly any time after your death or disability or after the death or disability of the Managing Owner or the owner of a controlling interest in you, we have the right, but not the obligation, to assume the management of the RESTAURANT. All funds from the operation of the RESTAURANT during the period we have assumed its management will be kept in a separate account, and all expenses of the RESTAURANT, including compensation, other costs and travel and living expenses of our manager, will be charged to this account. We also can charge a reasonable management fee (in addition to the Royalty, Marketing Fund contributions and Cooperative contributions payable under this Agreement), not to exceed fifteen percent (15 %) of the RESTAURANT's Gross Sales, during the period we have assumed the RESTAURANT's management. Operation of the RESTAURANT during any period will be on your behalf, provided that we have a duty to utilize only our reasonable efforts and will not be liable to you or your owners for any debts, losses or obligations incurred by the RESTAURANT or to any of your creditors for any Supplies or services the RESTAURANT purchases during any period in which we have assumed its management.

         F.       EFFECT OF CONSENT TO TRANSFER.

         Our consent to a transfer of this Agreement and the RESTAURANT or any interest in you does not constitute a representation as to the fairness of the terms of any contract between you and the transferee, a guarantee of the prospects of success of the RESTAURANT or transferee or a waiver of any claims we may have against you (or your owners) or of our right to demand the transferee's exact compliance with any of the terms or conditions of this Agreement.

         G.       OUR RIGHT OF FIRST REFUSAL.

         If you (or any of your owners) at any time determine to sell, assign or transfer for consideration an interest in this Agreement and the RESTAURANT or an ownership interest in you, you (or your owner) agree to obtain a bona fide, executed written offer and earnest money deposit (in the amount of five percent (5 %) or more of the offering price) from a responsible and fully disclosed offeror (including lists of the owners of record and beneficially of any corporate or limited liability company offeror and all general and limited partners of any partnership offeror and, in the case of a publicly-held corporation or limited partnership, copies of the most current annual and quarterly reports and Form 10K) and immediately submit to us a true and complete copy of the offer, which includes details of the payment terms. To be a valid, bona fide offer, the proposed purchase price must be denominated in a dollar amount. The offer must apply only to an interest in you or in this Agreement and the RESTAURANT and may not include an offer to purchase any of your (or your owners') other property or rights. However, if the offeror proposes to buy any other property or rights from you (or your owners) under a separate, contemporaneous offer, the separate, contemporaneous offer must be disclosed to us, and the price and terms of purchase offered to you (or your owners) for the interest in you or in this Agreement and the RESTAURANT must reflect the bona fide price offered and not reflect any value for any other property or rights.

         We have the right, exercisable by written notice delivered to you or your selling owner(s) within thirty (30) days from the date of the delivery to us of both an exact copy of the offer and all other information we request, to purchase the interest for the price and on the terms and conditions contained in the offer, provided that:

                  (1) we may substitute cash for any form of payment proposed in the offer;

                  (2) our credit will be deemed equal to the credit of any proposed purchaser;

                  (3) we will have not less than sixty (60) days after giving notice of our election to purchase to prepare for closing; and

                  (4) we are entitled to receive, and you and your owners agree to make, all customary representations and warranties given by the seller of the assets of a business or the capital stock of an incorporated business, as applicable, including, without limitation, representations and warranties as to:

                  (a) ownership and condition of and title to stock or other forms of ownership interest and/or assets;

                  (b) liens and encumbrances relating to the stock or other forms of ownership interest and/or assets; and

                  (c) validity of contracts and the liabilities, contingent or otherwise, of the corporation whose stock is being purchased.

         If we exercise our right of first refusal, you and your selling owner(s) agree that, for a period of two (2) years commencing on the date of the closing, you and they will be bound by the non-competition covenant contained in
Section 15.D. hereof.

         If we do not exercise our right of first refusal, you or your owners may complete the sale to the purchaser on the exact terms of the offer, subject to our approval of the transfer as provided in Paragraphs B and C of this Section, provided that, if the sale to the purchaser is not completed within sixty (60) days after delivery of the offer to us, or if there is a material change in the terms of the sale (which you agree promptly to communicate to us), we will have an additional right of first refusal during the thirty (30) day period following either the expiration of the sixty (60) day period or notice to us of the material change(s) in the terms of the sale, either on the terms originally offered or the modified terms, at our option.

13.      EXPIRATION OF THIS AGREEMENT.

         A.       YOUR RIGHT TO ACQUIRE A SUCCESSOR FRANCHISE.

         Upon expiration of the term of this Agreement, if you (and each of your owners) have substantially complied with this Agreement during its term, and provided that:

                  (1) you maintain possession of and agree to remodel and/or expand the RESTAURANT, add or replace improvements and Operating Assets and otherwise modify the RESTAURANT as we require to bring it into compliance with specifications and standards then applicable for SOBIK'S SUBS Restaurants, or

                  (2) if you are unable to maintain possession of the Premises, or if in our judgment the RESTAURANT should be relocated, you secure substitute premises we approve, develop these premises in compliance with specifications and standards then applicable for SOBIK'S SUBS Restaurants and continue to operate the RESTAURANT at the Premises until operations are transferred to the substitute premises,

then, subject to the terms and conditions set forth in this Section 13, you can acquire a successor franchise to operate the RESTAURANT as a SOBIK'S SUBS Restaurant for a ten (10) year term on the terms and conditions of the franchise agreement we then are using in granting franchises for SOBIK'S SUBS Restaurants (modified as necessary to reflect the fact that it is for a successor franchise), provided, however, that you only will have to pay a successor franchise fee equal to 25 percent (25 %) of the then current initial franchise fee charged under our standard franchise agreement, or Two Thousand Five Hundred Dollars ($2,500), whichever is lower.

         B.       GRANT OF A SUCCESSOR FRANCHISE.

         You agree to give us written notice of your election to acquire a successor franchise no earlier than twelve (12) months and no later than nine
(9) months before the expiration of this Agreement. We agree to give you written notice ("Our Notice"), not more than ninety (90) days after we receive your notice, of our decision, in accordance with Paragraph A of this Section:

                  (1) to grant you a successor franchise;

                  (2) to grant you a successor franchise on the condition that deficiencies of the RESTAURANT, or in your operation of the RESTAURANT, are corrected; or

                  (3) not to grant you a successor franchise based on our determination that you and your owners have not substantially complied with this Agreement during its term.

If applicable, Our Notice will:

                  (a) describe the remodeling and/or expansion of the RESTAURANT and other improvements or modifications required to bring the RESTAURANT into compliance with then applicable specifications and standards for SOBIK'S SUBS Restaurants; and

                  (b) state the actions you must take to correct operating deficiencies and the time period in which these deficiencies must be corrected.

If we elect not to grant a successor franchise, Our Notice will describe the reasons for our decision. Your right to acquire a successor franchise is subject to your continued compliance with all of the terms and conditions of this Agreement through the date of its expiration, in addition to your compliance with the obligations described in Our Notice.

         If Our Notice states that you must cure certain deficiencies of the RESTAURANT or its operation as a condition to the grant of a successor franchise, we will give you written notice of a decision not to grant a successor franchise, based upon your failure to cure these deficiencies, not less than ninety (90) days before the expiration of this Agreement, provided, however, that we will not be required to give you this ninety (90) days notice if we decide not to grant you a successor franchise due to your breach of this Agreement during the ninety (90) day period before its expiration. If we fail to give you:

                  (i) notice of deficiencies in the RESTAURANT, or in your operation of the RESTAURANT, within ninety (90) days after we receive your timely election to acquire a successor franchise (if we elect to grant you a successor franchise under subparagraphs (2) and (b) above); or

                  (ii) notice of our decision not to grant a successor franchise at least ninety (90) days before the expiration of this Agreement, if this notice is required,

we may extend the term of this Agreement for the period of time necessary in order to provide you with either reasonable time to correct deficiencies or the ninety (90) days notice of our refusal to grant a successor franchise required under this Section. If you fail to notify us of your election to acquire a successor franchise within the prescribed time period, we need not grant you a successor franchise.

         C.       AGREEMENTS/RELEASES

         If you satisfy all of the other conditions to the grant of a successor franchise, you and your owners agree to execute the form of franchise agreement and any ancillary agreements we then are customarily using in granting successor franchises for SOBIK'S SUBS Restaurants (modified as necessary to reflect the fact that it is for a successor franchise). You and your owners further agree to execute general releases, in form satisfactory to us, of any and all claims against us and our shareholders, officers, directors, employees, agents, successors and assigns. Failure by you or your owners to sign these agreements and releases and deliver them to us for acceptance and execution within sixty
(60) days after their delivery to you will be deemed an election not to acquire a successor franchise.

14.      TERMINATION OF AGREEMENT.

         A.       BY YOU.

         If you and your owners are in full compliance with this Agreement and we materially fail to comply with this Agreement and do not correct the failure within thirty (30) days after written notice of the material failure is delivered to us or, if the failure cannot be corrected within thirty (30) days, provide reasonable evidence of our effort to correct the failure within a reasonable time, not to exceed sixty (60) days after your notice, you may terminate this Agreement effective thirty (30) days after delivery to us of written notice of termination. Your termination of this Agreement for any other reason or without this notice will be deemed a termination without cause.

         B.       BY US.

         We have the right to terminate this Agreement, effective upon delivery of written notice of termination to you, if:

                  (1) you (or any of your owners) have made or make any material misrepresentation or omission in purchasing the Franchise or operating the RESTAURANT;

                  (2) you (or your Managing Owner) fail successfully to complete initial training to our satisfaction;

                  (3) you fail to begin operating the RESTAURANT within one hundred eighty (180) calendar days after the execution of this Agreement;

                  (4) you abandon or fail actively to operate the RESTAURANT for three (3) or more consecutive business days, unless the RESTAURANT has been closed for a purpose we have approved or because of casualty or government order;

                  (5) you surrender or transfer control of the operation of the RESTAURANT without our prior written consent;

                  (6) you (or any of your owners) are or have been convicted by a trial court of, or plead or have pleaded no contest to, a felony;

                  (7) you fail to maintain the insurance we require from time to time;

                  (8) you interfere with our right to inspect the RESTAURANT or observe its operations, as provided in Section 11 of this Agreement;

                  (9) you (or any of your owners) engage in any dishonest or unethical conduct which may adversely affect the reputation of the
         RESTAURANT or another SOBIK'S SUBS Restaurant or the goodwill associated with the Marks;

                  (10) you (or any of your owners) make an unauthorized assignment of this Agreement or of an ownership interest in you or the RESTAURANT;

                  (11) in the event of your death or disability or the death or disability of the Managing Owner or the owner of a controlling interest in you, this Agreement or the owner's interest in you is not assigned as required;

                  (12)     you lose the right to possess the Premises;

                  (13) we have sent a notice of termination under any other franchise agreement for a SOBIK'S SUBS Restaurant between you (or any of your owners) and us;

                  (14) you (or any of your owners) make any unauthorized use or disclosure of any Confidential Information or use, duplicate or disclose any portion of the Operations Manual in violation of this Agreement;

                  (15) you violate any health, safety or sanitation law, ordinance or regulation and do not begin to cure the noncompliance or violation immediately, and correct the noncompliance or violation within seventy-two (72) hours, after written notice is delivered to you;

                  (16) you fail to make payments of any amounts due to us and do not correct the failure within ten (10) days after written notice of the failure is delivered to you;

                  (17) you fail to pay when due any federal or state income, service, sales or other taxes due on the operations of the RESTAURANT, unless you are in good faith contesting your liability for these taxes;

                  (18) you fail to comply with modifications to System Standards within the required time period;

                  (19) you (or any of your owners) fail on three (3) or more separate occasions within any period of twelve (12) consecutive months to do any one or more or combination of the following: (i) submit when due reports or other data, information or supporting records, (ii) pay when due any amounts due to us or (iii) otherwise comply with this Agreement, whether or not any of the failures set forth in subparagraphs (i) through (iii) are corrected after written notice of the failure is delivered to you;

                  (20) you make an assignment for the benefit of creditors or admit in writing your insolvency or inability to pay your debts generally as they become due; you consent to the appointment of a receiver, trustee or liquidator of all or the substantial part of your property; the RESTAURANT is attached, seized, subjected to a writ or distress warrant or levied upon, unless the attachment, seizure, writ, warrant or levy is vacated within thirty (30) days; or any order appointing a receiver, trustee or liquidator of you or the RESTAURANT is not vacated within thirty (30) days following the entry of the order; or

                  (21) you (or any of your owners) fail to comply with any other provision of this Agreement or any System Standard and do not correct the failure within thirty (30) days after written notice of the failure to comply is delivered to you.

         C.       ASSUMPTION OF MANAGEMENT.

         We have the right (but not the obligation), under the circumstances described below, to enter the Premises and assume the RESTAURANT's management on your behalf for the period of time we deem appropriate. You will be obligated to pay us our then current per diem charges, as well as the travel, living and other expenses we incur, during the time we assume the RESTAURANT's management. We also have the right to charge a reasonable management fee, not to exceed fifteen percent (15 %) of the RESTAURANT's Gross Sales, during this time. If we assume the RESTAURANT's management on your behalf, you acknowledge that we will have a duty to utilize only reasonable efforts and will not be liable to you or your owners for any debts, losses or obligations incurred by the RESTAURANT or to any of your creditors for any Supplies or services the RESTAURANT purchases during any period in which we have assumed its management.

         We may assume the management of the RESTAURANT under the following circumstances:

                  (1) if you abandon or fail actively to operate the RESTAURANT;

                  (2) if you fail to comply with any provision of this Agreement or any System Standard and do not cure the failure within the time period we specify in our notice to you; or

                  (3) if this Agreement expires or is terminated and we are deciding whether to exercise our option to purchase the RESTAURANT under Section 15.E. below.

Our exercise of any of the rights granted by subparagraphs (1) and (2) above will not affect our right to terminate this Agreement under Section 14.B. above.

15. OUR AND YOUR RIGHTS AND OBLIGATIONS UPON TERMINATION OR EXPIRATION OF THIS AGREEMENT.

         A.       PAYMENT OF AMOUNTS OWED TO US

         You agree to pay us within fifteen (15) days after the effective date of termination or expiration of this Agreement, or on any later date that the amounts due to us are determined, the Royalties, Marketing Fund contributions, Cooperative contributions, amounts owed for purchases from us, interest and all other amounts owed to us which then are unpaid.

         B.       MARKS.

         Upon the termination or expiration of this Agreement:

                  (1) you may not directly or indirectly at any time or in any manner (except with other SOBIK'S SUBS Restaurants you own and operate) identify yourself or any business as a current or former SOBIK'S SUBS Restaurant, or as one of our licensees or franchise owners, use any Mark, any colorable imitation thereof or other indicia of a SOBIK'S SUBS Restaurant in any manner or for any purpose or utilize for any purpose any trade name, trade or service mark or other commercial symbol that indicates or suggests a connection or association with us;

                  (2) you agree to take the action required to cancel all fictitious or assumed name or equivalent registrations relating to your use of any Mark;

                  (3) you agree to deliver to us within thirty (30) days all signs, sign-faces, sign-cabinets, marketing materials, forms and other materials containing any Mark or otherwise identifying or relating to a SOBIK'S SUBS Restaurant and allow us, without liability to you or third parties, to remove all of these items from the RESTAURANT;

                  (4) if we do not have or do not exercise an option to purchase the RESTAURANT under paragraph E of this Section, you agree that, after, as applicable, the effective date of expiration of this Agreement or the Notification Date, you will promptly and at your own expense make the alterations we specify in our Operations Manual or otherwise to distinguish the RESTAURANT clearly from its former appearance and from other SOBIK'S SUBS Restaurants so as to prevent confusion of the public;

                  (5) you agree to notify the telephone company and all telephone directory publishers of the termination or expiration of your right to use any telephone, telecopy or other numbers and any telephone directory listings associated with any Mark, authorize the transfer of these numbers and directory listings to us or at our direction and/or instruct the telephone company to forward all calls made to your telephone numbers to numbers we specify. If you fail to do so, we can take whatever action and sign whatever documents we deem appropriate on your behalf to effect these events; and

                  (6) you agree to furnish us, within thirty (30) days after, as applicable, the effective date of expiration of this Agreement or the Notification Date, with evidence satisfactory to us of your compliance with the foregoing obligations.

         C.       CONFIDENTIAL INFORMATION

         You agree that, upon termination or expiration of this Agreement, you will immediately cease to use any of our Confidential Information (including computer software we have licensed to you) in any business or otherwise and return to us all copies of the Operations Manual and any other confidential materials that we have loaned to you.

         D.       COVENANT NOT TO COMPETE

         Upon

                  (1) our termination of this Agreement according to its terms and conditions,

                  (2) your termination of this Agreement without cause, or

                  (3) expiration of this Agreement,

you and your owners agree that, for a period of two (2) years commencing on the effective date of termination or expiration or the date on which all persons restricted by this Paragraph begin to comply with this Paragraph, whichever is later, neither you nor any of your owners will have any direct or indirect interest (e.g,, through a spouse) as a disclosed or beneficial owner, investor, partner, director, officer, employee, consultant, representative or agent or in any other capacity in any Competitive Business (as defined in Section 7 above) operating:

                  (a) at the Premises;

                  (b) within the Exclusive Area;

                  (c) within one (1) mile of any other SOBIK'S SUBS Restaurant in operation or under construction on the later of the effective date of the termination or expiration or the date on which all persons restricted by this Paragraph comply with this Paragraph.

         If any person restricted by this Paragraph refuses voluntarily to comply with the foregoing obligations, the two (2) year period will commence with the entry of a court order enforcing this provision. You and your owners expressly acknowledge that you possess skills and abilities of a general nature and have other opportunities for exploiting such skills. Consequently, enforcement of the covenants made in this Paragraph will not deprive you of your personal goodwill or ability to earn a living.

         E.       OUR RIGHT TO PURCHASE RESTAURANT.

                  (1) Exercise of Option.

         Upon

                  (a) our termination of this Agreement according to its terms and conditions,

                  (b) your termination of this Agreement without cause, or

                  (c) expiration of this Agreement (if we offer, but you elect not to acquire, a successor franchise),

we have the option, exercisable by giving you written notice within sixty (60) days from the date of the termination or expiration, to purchase the RESTAURANT from you, including the leasehold rights to the Premises. (The date on which we notify you whether or not we are exercising our option is referred to in this Agreement as the "Notification Date.") We have the unrestricted right to assign this option to purchase the RESTAURANT. We will be entitled to all customary warranties and representations in our asset purchase, including, without limitation, representations and warranties as to ownership and condition of and title to assets; liens and encumbrances on assets; validity of contracts and agreements; and liabilities affecting the assets, contingent or otherwise.

                  (2) Leasehold Rights.

         You agree at our election:

                  (a) to assign your  leasehold  interest in the Premises to us;
         or

                  (b) to enter into a sublease for the remainder of the Lease term on the same terms (including renewal options) as the Lease.

                  (3) Purchase Price.

         The purchase price for the RESTAURANT will be its fair market value, determined in a manner consistent with reasonable depreciation of the RESTAURANT's Operating Assets and Supplies, provided that the RESTAURANT will be valued as an independent business and its value will not include any value for:

                  (a) the Franchise or any rights granted by this Agreement;

                  (b) the Marks; or

                  (c) participation in the network of SOBIK'S SUBS Restaurants.

The RESTAURANT's fair market value will include the goodwill you developed in the market of the RESTAURANT that exists independent of the goodwill of the Marks and the System.

         We may exclude from the assets purchased cash or its equivalent and any Operating Assets and Supplies that are not reasonably necessary (in function or quality) to the RESTAURANT's operation or that we have not approved as meeting standards for SOBIK'S SUBS Restaurants, and the purchase price will reflect these exclusions.

                  (4)      Appraisal

         If we and you are unable to agree on the RESTAURANT's fair market value, its fair market value will be determined by three (3) independent appraisers, each of whom will conduct an independent appraisal. We will appoint one appraiser, you will appoint one appraiser and these two appraisers will appoint the third appraiser. You and we agree to select our respective appraisers within fifteen (15) days after we notify you that we are exercising our option to purchase the RESTAURANT, and the two appraisers so chosen are obligated to appoint the third appraiser within fifteen (15) days after the date on which the last of them was appointed. You and we will bear the cost of our own appraisers and share equally the fees and expenses of the third appraiser chosen by the two appraisers. You agree that the appraisers will be instructed to complete their appraisal within thirty (30) days after the third appraiser's appointment. The RESTAURANT's fair market value will be deemed to be the median appraisal of the three (3) independent appraisals.

                  (5)      Closing.

         The purchase price will be paid at the closing of the purchase, which will take place not later than sixty (60) days after determination of the purchase price. We have the right to set off against the purchase price, and thereby reduce the purchase price by, any and all amounts you or your owners owe to us. At the closing, you agree to deliver instruments transferring to us:

                  (a) good and merchantable title to the assets purchased, free and dear of all liens and encumbrances (other than liens and security interests acceptable to us), with all sales and other transfer taxes paid by you;

                  (b) all licenses and permits of the RESTAURANT which may be assigned or transferred; and

                  (c) the leasehold interest in the Premises and improvements thereon.

If you cannot deliver clear title to all of the purchased assets, or if there are other unresolved issues, the closing of the sale will be accomplished through an escrow. You and your owners further agree to execute general releases, in form satisfactory to us, of any and all claims against us and our shareholders, officers, directors, employees, agents, successors and assigns.

         F.       CONTINUING OBLIGATIONS.

         All of our and your (and your owners') obligations which expressly or by their nature survive the expiration or termination of this Agreement will continue in full force and effect subsequent to and notwithstanding its expiration or termination and until they are satisfied in full or by their nature expire.

16.      RELATIONSHIP OF THE PARTIES/INDEMNIFICATION.

         A.       INDEPENDENT CONTRACTORS.

         You and we understand and agree that this Agreement does not create a fiduciary relationship between you and us, that you and we are and will be independent contractors and that nothing in this Agreement is intended to make either you or us a general or special agent, joint venturer, partner or employee of the other for any purpose. You agree to identify yourself conspicuously in all dealings with customers, suppliers, public officials, RESTAURANT personnel and others as the owner of the RESTAURANT under a franchise we have granted and to place notices of independent ownership on the forms, business cards, stationery and advertising and other materials we require from time to time.

         B.       NO LIABILITY FOR ACTS OF OTHER PARTY.

         You agree not to employ any of the Marks in signing any contract or applying for any license or permit, or in a manner that may result in our liability for any of your indebtedness or obligations, and that you will not use the Marks in any way we have not expressly authorized. Neither we nor you will make any express or implied agreements, warranties, guarantees or representations or incur any debt in the name or on behalf of the other, represent that our respective relationship is other than franchisor and franchise owner or be obligated by or have any liability under any agreements or representations made by the other that are not expressly authorized in writing. We will not be obligated for any damages to any person or property directly or indirectly arising out of the RESTAURANT's operation or the business you conduct under this Agreement.

         C.       TAXES.

         We will have no liability for any sales, use, service, occupation, excise, gross receipts, income, property or other taxes, whether levied upon you or the RESTAURANT, due to the business you conduct (except any taxes we are required by law to collect from you for purchases from us). Payment of all these taxes is your responsibility.

         D.       INDEMNIFICATION.

         (i) You agree to indemnify, defend and hold harmless us, our affiliates and our respective shareholders, directors, officers, employees, agents, successors and assignees (the "Indemnified Parties") against and to reimburse any one or more of the Indemnified Parties for all claims, obligations and damages described in this Paragraph, any and all taxes described in Paragraph C of this Section and any and all claims and liabilities directly or indirectly arising out of the RESTAURANT's operation or your breach of this Agreement. For purposes of this indemnification, "claims" include all obligations, damages (actual, consequential or otherwise) and costs reasonably incurred in the defense of any claim against any of the Indemnified Parties, including, without limitation, reasonable accountants', arbitrators', attorneys' and expert witness fees, costs of investigation and proof of facts, court costs, other expenses of litigation, arbitration or alternative dispute resolution and travel and living expenses. We and each of the other Indemnified Parties have the right to defend any claim against us and them and to agree to settlements or take any other remedial, corrective or other actions we and/or they deem expedient. This indemnity will continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement.

         Under no circumstances will we or any other Indemnified Party be required to seek recovery from any insurer or other third party, or otherwise to mitigate our, their or your losses and expenses, in order to maintain and recover fully a claim against you. You agree that a failure to pursue this recovery or mitigate a loss will in no way reduce or alter the amounts we or another Indemnified Party may recover from you.

         (ii) We agree to indemnify, defend and hold harmless you and your shareholders, directors, officers, employees, agents, successors and assignees (the "Franchise Owner Indemnified Parties") against and to reimburse you for all claims, obligations and damages (as defined in subparagraph (i) above) for which you are held liable in an action or proceeding asserted by a third party as a result of our defaults, negligence or intentional misconduct toward such third party.
         Under no circumstances will you or any other Franchise Owner Indemnified Party be required to seek recovery from any insurer or other third party, or otherwise to mitigate your, their or our losses and expenses, in order to maintain and recover fully a claim against us. We agree that a failure to pursue this recovery or mitigate a loss will in no way reduce or alter the amounts you or another Franchise Owner Indemnified Party may recover from us.

17.      ENFORCEMENT.

         A.       SEVERABILITY AND SUBSTITUTION OF VALID PROVISIONS.

         Except as expressly provided to the contrary herein, each section, paragraph, term and provision of this Agreement, and any portion thereof, will be considered severable, and if, for any reason, any provision is held to be invalid or contrary to or in conflict with any applicable present or future law or regulation in a final, unappealable ruling issued by any court, agency or tribunal with competent jurisdiction in a proceeding to which we are a party, that ruling will not impair the operation of, or have any other effect upon, the other portions of this Agreement that may remain otherwise intelligible, which will continue to be given full force and effect and bind the parties hereto, although any portion held to be invalid will be deemed not to be a part of this Agreement from the date the time for appeal expires, if you are a party thereto, otherwise upon your receipt from us of a notice of non-enforcement.

         If any covenant in this Agreement which restricts competitive activity is deemed unenforceable by virtue of its scope in terms of area, business activity prohibited and/or length of time, but would be enforceable by reducing any part or all thereof, you and we agree that the covenant will be enforced to the fullest extent permissible under the laws and public policies applied in the jurisdiction whose law is applicable to the validity of the covenant.

         If any applicable and binding law or rule of any jurisdiction requires a greater prior notice than is required under this Agreement of the termination of this Agreement or of our refusal to enter into a successor franchise agreement, or the taking of some other action not required under this Agreement, or if, under any applicable and binding law or rule of any jurisdiction, any provision of this Agreement or any System Standard is invalid or unenforceable, the prior notice and/or other action required by the law or rule will be substituted for the comparable provisions hereof, and we will have the right, in our sole discretion, to modify the invalid or unenforceable provision or System Standard to the extent required to be valid and enforceable. You agree to be bound by any promise or covenant imposing the maximum duty permitted by law which is subsumed within the terms of any provision hereof, as though it were separately articulated in and made a part of this Agreement, that may result from striking from any of the provisions hereof, or any System Standard, any portion or portions which a court or arbitrator may hold to be unenforceable in a final decision to which we are a party, or from reducing the scope of any promise or covenant to the extent required to comply with a court order or arbitration award. These modifications to this Agreement will be effective only in that jurisdiction, unless we elect to give them greater applicability, and will be enforced as originally made and entered into in all other jurisdictions.

         B.       WAIVER OF OBLIGATIONS.

         We and you may by written instrument unilaterally waive or reduce any obligation of or restriction upon the other under this Agreement, effective upon delivery of written notice to the other or another effective date stated in the notice of waiver. Any waiver we grant will be without prejudice to any other rights we may have, will be subject to our continuing review and may be revoked, in our sole discretion, at any time and for any reason, effective upon delivery to you of ten (10) days' prior written notice.

         We and you will not be deemed to have waived or impaired any right, power or option reserved by this Agreement (including, without limitation, our right to demand exact compliance with every term, condition and covenant in this Agreement or to declare any breach thereof to be a default and to terminate this Agreement before the expiration of its term) by virtue of any custom or practice at variance with the terms of this Agreement; our or your failure, refusal or neglect to exercise any right under this Agreement or to insist upon exact compliance by the other with our and your obligations under this Agreement, including, without limitation, any System Standard; our waiver, forbearance, delay, failure or omission to exercise any right, power or option, whether of the same, similar or different nature, with other SOBIK'S SUBS Restaurants; the existence of other franchise agreements for SOBIK'S SUBS Restaurants which contain different provisions from those contained in this Agreement; or our acceptance of any payments due from you after any breach of this Agreement. No special or restrictive legend or endorsement on any check or similar item given to us will constitute a waiver, compromise, settlement or accord and satisfaction. We are authorized to remove or obliterate any legend or endorsement, which will have no effect.

         Neither we nor you will be liable for loss or damage or deemed to be in breach of this Agreement if our or your failure to perform our or your obligations results from:

                  (1) transportation shortages, inadequate supply of equipment, products, supplies, labor, material or energy or the voluntary foregoing of the right to acquire or use any of the foregoing in order to accommodate or comply with the orders, requests, regulations, recommendations or instructions of any federal, state or municipal government or any department or agency thereof;

                  (2) acts of God;

                  (3) fires, strikes, embargoes, war or riot; or

                  (4) any other similar event or cause.

Any delay resulting from any of these causes will extend performance accordingly or excuse performance, in whole or in part, as may be reasonable, except that these causes will not excuse payments of amounts owed at the time of the occurrence or payment of Royalties, Marketing Fund contributions or Cooperative contributions due on any sales afterwards.

         C.       COSTS AND ATTORNEYS' FEES.

         If we incur expenses due to your failure to pay when due amounts owed to us, to submit when due any reports, information or supporting records or otherwise to comply with this Agreement, you agree to reimburse us for any of the costs and expenses which we incur, including, without limitation, reasonable accounting, attorneys', arbitrators' and related fees.

         D.       YOU MAY NOT WITHHOLD PAYMENTS DUE TO US.

         You agree that you will not withhold payment of any amounts owed to us on the grounds of our alleged nonperformance of any of our obligations under this Agreement. You agree that all claims will, if not otherwise resolved, be submitted to arbitration as provided in Paragraph F of this Section.

         E.       RIGHTS OF PARTIES ARE CUMULATIVE.

         Our and your rights under this Agreement are cumulative, and no exercise or enforcement by us or you of any right or remedy under this Agreement will preclude our or your exercise or enforcement of any other right or remedy under this Agreement which we or you are entitled by law to enforce.

         F.       ARBITRATION.

         EXCEPT FOR CONTROVERSIES, DISPUTES OR CLAIMS RELATED TO OR BASED ON YOUR USE OF THE MARKS AFTER THE EXPIRATION OR TERMINATION OF THIS AGREEMENT, ALL CONTROVERSIES, DISPUTES OR CLAIMS BETWEEN US AND OUR SHAREHOLDERS, OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES AND YOU (YOUR OWNERS, GUARANTORS, AFFILIATES AND EMPLOYEES, IF APPLICABLE) ARISING OUT OF OR RELATED TO:

                  (1) THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN YOU AND US OR ANY PROVISION OF ANY OF THESE AGREEMENTS;

                  (2) OUR RELATIONSHIP WITH YOU;

                  (3) THE VALIDITY OF THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN YOU AND US OR ANY PROVISION OF ANY OF THOSE AGREEMENT; OR

                  (4) ANY SYSTEM STANDARD RELATING TO THE ESTABLISHMENT OR OPERATION OF THE RESTAURANT;

WILL BE SUBMITTED FOR ARBITRATION, ON DEMAND OF EITHER PARTY, TO THE OFFICE OF THE AMERICAN ARBITRATION ASSOCIATION CLOSEST TO OUR THEN EXISTING PRINCIPAL BUSINESS ADDRESS. THE ARBITRATION PROCEEDINGS WILL BE CONDUCTED AT THAT AMERICAN ARBITRATION ASSOCIATION OFFICE AND, EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, WILL BE HEARD BY ONE ARBITRATOR IN ACCORDANCE WITH THE THEN CURRENT COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. ALL MATTERS RELATING TO ARBITRATION WILL BE GOVERNED BY THE FEDERAL ARBITRATION ACT ( 9 U.S.C. ss.ss. 1 ET SEQ.) AND NOT BY ANY STATE ARBITRATION LAW.

         THE ARBITRATOR WILL HAVE THE RIGHT TO AWARD OR INCLUDE IN HIS AWARD ANY RELIEF WHICH HE DEEMS PROPER IN THE CIRCUMSTANCES, INCLUDING, WITHOUT LIMITATION, MONEY DAMAGES (WITH INTEREST ON UNPAID AMOUNTS FROM THE DATE DUE), SPECIFIC PERFORMANCE,

INJUNCTIVE RELIEF AND ATTORNEYS' FEES AND COSTS, PROVIDED THAT THE ARBITRATOR WILL NOT HAVE THE RIGHT TO DECLARE ANY MARK GENERIC OR OTHERWISE INVALID OR, EXCEPT AS OTHERWISE PROVIDED IN PARAGRAPH I OF THIS SECTION, TO AWARD EXEMPLARY OR PUNITIVE DAMAGES. THE AWARD AND DECISION OF THE ARBITRATOR WILL BE CONCLUSIVE AND BINDING UPON ALL PARTIES HERETO, AND JUDGMENT UPON THE AWARD MAY BE ENTERED IN ANY COURT OF COMPETENT JURISDICTION.

         WE AND YOU AGREE TO BE BOUND BY THE PROVISIONS OF ANY LIMITATION ON THE PERIOD OF TIME IN WHICH CLAIMS MUST BE BROUGHT UNDER APPLICABLE LAW OR THIS AGREEMENT, WHICHEVER EXPIRES EARLIER. WE AND YOU FURTHER AGREE THAT, IN CONNECTION WITH ANY ARBITRATION PROCEEDING, EACH MUST SUBMIT OR FILE ANY CLAIM WHICH WOULD CONSTITUTE A COMPULSORY COUNTERCLAIM (AS DEFINED BY RULE 13 OF THE FEDERAL RULES OF CIVIL PROCEDURE) WITHIN THE SAME PROCEEDING AS THE CLAIM TO WHICH IT RELATES. ANY CLAIM WHICH IS NOT SUBMITTED OR FILED AS DESCRIBED ABOVE WILL BE FOREVER BARRED.

         WE AND YOU AGREE THAT ARBITRATION WILL BE CONDUCTED ON AN INDIVIDUAL, NOT A CLASS-WIDE, BASIS, AND THAT AN ARBITRATION PROCEEDING BETWEEN US AND OUR SHAREHOLDERS, OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES AND YOU (AND/OR YOUR OWNERS, GUARANTORS, AFFILIATES AND EMPLOYEES, IF APPLICABLE) MAY NOT BE CONSOLIDATED WITH ANY OTHER ARBITRATION PROCEEDING BETWEEN US AND ANY OTHER PERSON, CORPORATION OR PARTNERSHIP.

         NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS PARAGRAPH, WE AND YOU EACH HAVE THE RIGHT IN A PROPER CASE TO SEEK TEMPORARY RESTRAINING ORDERS AND TEMPORARY OR PRELIMINARY INJUNCTIVE RELIEF FROM A COURT OF COMPETENT JURISDICTION; PROVIDED, HOWEVER, THAT WE AND YOU MUST CONTEMPORANEOUSLY SUBMIT OUR DISPUTE FOR ARBITRATION ON THE MERITS AS PROVIDED IN THIS SECTION.

         THE PROVISIONS OF THIS PARAGRAPH ARE INTENDED TO BENEFIT AND BIND CERTAIN THIRD PARTY NON-SIGNATORIES AND WILL CONTINUE IN FULL FORCE AND EFFECT
SUBSEQUENT  TO  AND  NOTWITHSTANDING  THE  EXPIRATION  OR  TERMINATION  OF  THIS
AGREEMENT.

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


         G.       GOVERNING LAW

         ALL MATTERS RELATING TO ARBITRATION WILL BE GOVERNED BY THE FEDERAL ARBITRATION ACT (9 U.S.C. ss.ss. 1 ET SEQ.). EXCEPT TO THE EXTENT GOVERNED BY THE FEDERAL ARBITRATION ACT AS REQUIRED HEREBY, THE UNITED STATES TRADEMARK ACT OF 1946 (LANHAM ACT, 15 U.S.C. SECTIONS 1051 ET SEQ.) OR OTHER FEDERAL LAW, THIS AGREEMENT, THE FRANCHISE AND ALL CLAIMS ARISING FROM THE RELATIONSHIP BETWEEN US AND YOU WILL BE GOVERNED BY THE LAWS OF THE STATE WHERE THE RESTAURANT IS
LOCATED,  EXCEPT  THAT  ANY  STATE  LAW  REGULATING  THE SALE OF  FRANCHISES  OR
GOVERNING THE RELATIONSHIP OF A FRANCHISOR AND ITS FRANCHISEE WILL NOT APPLY UNLESS ITS JURISDICTIONAL REQUIREMENTS ARE MET INDEPENDENTLY WITHOUT REFERENCE TO THIS PARAGRAPH.

         H.       CONSENT TO JURISDICTION

         SUBJECT TO SECTION 17.F. AND THE PROVISIONS BELOW, YOU AND YOUR OWNERS AGREE THAT ALL ACTIONS ARISING UNDER THIS AGREEMENT OR OTHERWISE AS A RESULT OF THE RELATIONSHIP BETWEEN YOU AND US SHALL BE COMMENCED IN THE STATE, AND IN THE STATE OR FEDERAL COURT OF GENERAL JURISDICTION CLOSEST TO, WHERE OUR PRINCIPAL BUSINESS ADDRESS THEN IS LOCATED, AND YOU (AND EACH OWNER) IRREVOCABLY SUBMIT TO THE JURISDICTION OF SUCH COURTS AND WAIVE ANY OBJECTION YOU (AND EACH OWNER) MAY HAVE TO EITHER THE JURISDICTION OF OR VENUE IN SUCH COURTS. NOTWITHSTANDING THE FOREGOING, YOU AND YOUR OWNERS AGREE THAT WE MAY ENFORCE THIS AGREEMENT AND ANY ARBITRATION ORDERS IN THE COURTS OF THE STATE OR STATES IN WHICH YOU ARE DOMICILED OR THE RESTAURANT IS LOCATED.

         I.       WAIVER OF PUNITIVE DAMAGES AND JURY TRIAL

         EXCEPT FOR YOUR OBLIGATION TO INDEMNIFY US UNDER SECTION 16.D. AND CLAIMS WE BRING AGAINST YOU FOR YOUR UNAUTHORIZED USE OF THE MARKS OR UNAUTHORIZED USE OR DISCLOSURE OF ANY CONFIDENTIAL INFORMATION, WE AND YOU AND YOUR RESPECTIVE OWNERS WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO OR CLAIM FOR ANY PUNITIVE OR EXEMPLARY DAMAGES AGAINST THE OTHER AND AGREE THAT, IN THE EVENT OF A DISPUTE BETWEEN US, THE PARTY MAKING A CLAIM WILL BE LIMITED TO EQUITABLE RELIEF AND TO

RECOVERY OF ANY ACTUAL DAMAGES IT SUSTAINS.

         WE AND YOU IRREVOCABLY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER AT LAW OR IN EQUITY, BROUGHT BY EITHER OF US.

         J.       BINDING EFFECT

         This Agreement is binding upon us and you and our respective executors, administrators, heirs, beneficiaries, assigns and successors in interest and may not be modified except by a written agreement signed by you and us.

         K.       LIMITATIONS OF CLAIMS.

         Except for claims arising from your non-payment or underpayment of amounts you owe us under this Agreement, any and all claims arising out of or relating to this Agreement or our relationship with you will be barred unless a judicial or arbitration proceeding is commenced within one (1) year from the date on which the party asserting the claim knew or should have known of the facts giving rise to the claims.

         L.       CONSTRUCTION.

         The preambles and exhibits are a part of this Agreement which, together with the Operations Manual and our other written policies, constitutes our and your entire agreement except as provided below, and there are no other oral or written understandings or agreements between us and you relating to the subject matter of this Agreement, except that you acknowledge that we justifiably have relied on your representations made before the execution of this Agreement, as set forth in Section 1. Except as contemplated by the arbitration provisions of
Section 17.F., nothing in this Agreement is intended, nor is deemed, to confer any rights or remedies upon any person or legal entity not a party hereto.

         Except where this Agreement expressly obligates us reasonably to approve or not unreasonably to withhold our approval of any of your actions or requests, we have the absolute right to refuse any request you make or to withhold our approval of any of your proposed, initiated or effected actions that require our approval.

         The headings of the several sections and paragraphs hereof are for convenience only and do not define, limit or construe the contents of these sections or paragraphs.

         References in this Agreement to "we," "us" and "our," with respect to all of our rights and all of your obligations to us under this Agreement, will be deemed to include any of our affiliates with whom you deal. The term "affiliate," as used herein with respect to you or us, means any person or entity directly or indirectly owned or controlled by, under common control with or owning or controlling you or us. For purposes of this definition, `control" means the power to direct or cause the direction of management and policies.

         If two or more persons are at any time the Owner hereunder, whether as partners or joint venturers, their obligations and liabilities to us will be joint and several. References to "owner" mean any person holding a direct or indirect, legal or beneficial ownership interest or voting rights in you (or a transferee of this Agreement and the RESTAURANT or an interest in you), including, without limitation, any person who has a direct or indirect interest in you (or a transferee), this Agreement, the Franchise or the RESTAURANT and any person who has any other legal or equitable interest, or the power to vest in himself or herself any legal or equitable interest, in the revenue, profits, rights or assets thereof. References to a "controlling interest" in you mean the percent of your voting shares or other voting rights resulting from dividing one hundred percent (100%) of such ownership interests by the number of your owners immediately before or after the time the determination must be made. "Person" means any natural person, corporation, limited liability company, general or limited partnership, unincorporated association, cooperative or other legal or functional entity.

         The term `RESTAURANT" includes all of the assets of SOBIK'S SUBS Restaurant you operate under this Agreement, including its revenue and income and the Lease.

         This Agreement may be executed in multiple copies, each of which will be deemed an original.

18.      NOTICES AND PAYMENTS

         All written notices, reports and payments permitted or required to be delivered by the provisions of this Agreement or the Operations Manual will be deemed so delivered:

                  (1) at the time delivered by hand;

                  (2) at the time delivered via computer transmission and, in the case of the Royalty and Marketing Fund contributions, at the time we actually debit your account;

                  (3) one (1) business day after transmission by telecopy, facsimile or other electronic system;

                  (4) one (1) business day after being placed in the hands of a commercial courier service for next business day delivery; or

                  (5) three (3) business days after placement in the United States Mail by Registered or Certified Mail, Return Receipt Requested, postage prepaid;

and must be addressed to the party to be notified at its most current principal business address of which the notifying party has been notified. Any required payment or report which we do not actually receive during regular business hours on the date due (or postmarked by postal authorities at least two (2) days before then) will be deemed delinquent.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement effective on the date stated on the first page hereof.

JRECK SUBS GROUP, INC.                           OWNER
a Colorado corporation
                            (IF CORPORATION, LIMITED
                              LIABILITY COMPANY OR
                                  PARTNERSHIP):


                                                 -------------------------------
                                     [Name]

By: ________________________________             By: ___________________________
     Title:_________________________                 Its:_______________________


DATED:______________________________             DATED:_________________________


                               (IF INDIVIDUAL(S)):


                                                 -------------------------------
                                   [Signature]

                                                 -------------------------------
                                  [Print Name]


                                                 -------------------------------
                                   [Signature]


                                                 -------------------------------
                                  [Print Name]

                                    EXHIBIT A

                           TO THE FRANCHISE AGREEMENT
                         BETWEEN JRECK SUBS GROUP, INC.
                           AND ______________________
                               DATED ________, 199

             Effective Date: This Exhibit A is current and complete
                              as of __________, 199

                               You and Your Owners

         1.       Form of Owner.

                  (a)      Proprietorship. Your owner(s) (is) (are) as follows:

                                   ----------------------------

                                   ----------------------------

                                   ----------------------------

                  (b) Corporation, Limited Liability Company or Partnership. You were incorporated or formed on ________________, 19_, under the laws of the State of ____________________ You have not conducted business under any name other than your corporate, limited liability company or partnership name and ____________________. The following is a list of your directors, if applicable, and officers as of the effective date shown above:

           Name of Each Director/Officer                Position(s) Held

         -------------------------------------        -----------------------

         -------------------------------------        -----------------------

         -------------------------------------        -----------------------

         -------------------------------------        -----------------------

         -------------------------------------        -----------------------

         2. Owners. The following list includes the full name and mailing address of each person who is one of your owners (as defined in the Franchise Agreement) and fully describes the nature of each owner's interest (attach additional pages if necessary).

             Owner's Name and Address                 Description of Interest

(a)      _____________________________________        _______________________

(b)      _____________________________________        _______________________

(c)      _____________________________________        _______________________

(d)      _____________________________________        _______________________


JRECK SUBS GROUP, INC.                           OWNER
a Colorado corporation
                            (IF CORPORATION, LIMITED
                              LIABILITY COMPANY OR
                                  PARTNERSHIP):


                                                 -------------------------------
                                     [Name]

By: ________________________________              By: __________________________
         Title:_________________________              Its:______________________

                               (IF INDIVIDUAL(S)):

                                                 -------------------------------
                                   [Signature]

                                                 -------------------------------
                                  [Print Name]

                                                 -------------------------------
                                   [Signature]

                                                 -------------------------------
                                  [Print Name]

                                    EXHIBIT B

                                 EXCLUSIVE AREA

         1. The Exclusive Area referred to in Section 1.D. of the Franchise Agreement shall be as follows:
================================================================================
================================================================================

         If the Exclusive Area is identified by counties or other political subdivisions, political boundaries shall be considered fixed as of the date of this Agreement and shall not change for the purpose hereof, notwithstanding a political reorganization or change to the boundaries or regions. All street boundaries shall be deemed to end at the street center line unless otherwise specified above.

JRECK SUBS GROUP, INC.                           OWNER
a Colorado corporation
                            (IF CORPORATION, LIMITED
                              LIABILITY COMPANY OR
                                  PARTNERSHIP):

                                                 -------------------------------
                                     [Name]

By: ________________________________             By: ___________________________
    Title:__________________________                 Its:_______________________


                               (IF INDIVIDUAL(S)):


--------------------------------                 -------------------------------
[Signature]                                      [Signature]

--------------------------------                 -------------------------------
[Print Name]                                     [Print Name]

                     GUARANTY AND ASSUMPTION OF OBLIGATIONS

         THIS GUARANTY AND ASSUMPTION OF OBLIGATIONS is given this _____ day of _____________, 19_, by _________________________________________________________
================================================================================
--------------------------------------------------------------------------------


         In consideration of, and as an inducement to, the execution of that certain Franchise Agreement of even date herewith (the "Agreement") by Jreck Subs Group, Inc. ("us," "we" or "our"), each of the undersigned hereby personally and unconditionally (a) guarantees to us and our successors and assigns, for the term of the Agreement and thereafter as provided in the Agreement, that ("Owner") will punctually pay and perform each and every undertaking, agreement and covenant set forth in the Agreement and (b) agrees to be personally bound by, and personally liable for the breach of, each and every provision in the Agreement, both monetary obligations and obligations to take or refrain from taking specific actions or to engage or refrain from engaging in specific activities.

         Each of the undersigned consents and agrees that: (1) his direct and immediate liability under this guaranty will be joint and several; (2) he will render any payment or performance required under the Agreement upon demand if Owner fails or refuses punctually to do so; (3) such liability will not be contingent or conditioned upon our pursuit of any remedies against Owner or any other person; and (4) such liability will not be diminished, relieved or otherwise affected by any extension of time, credit or other indulgence which we may from time to time grant to Owner or to any other person, including, without limitation, the acceptance of any partial payment or performance or the compromise or release of any claims, none of which will in any way modify or amend this guaranty, which will be continuing and irrevocable during the term of the Agreement.

         Each of the undersigned waives all rights to payments and claims for reimbursement or subrogation which any of the undersigned may have against Owner arising as a result of the undersigned's execution of and performance under this guaranty.

         IN WITNESS WHEREOF, each of the undersigned has affixed his signature on the same day and year as the Agreement was executed.

GUARANTOR(S)

----------------------------                  ----------------------------------

                             JRECK SUBS GROUP, INC.


                               FRANCHISE AGREEMENT








                                             -----------------------------------
                                             OWNER


                                             -----------------------------------
                                DATE OF AGREEMENT


                                             -----------------------------------
                              ADDRESS OF RESTAURANT

                                             -----------------------------------

                                             -----------------------------------



            THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION.

                      TABLE OF CONTENTS
                                                                         Page

1.       PREAMBLES, ACKNOWLEDGMENTS AND GRANT OF FRANCHISE
2.       SITE SELECTION, LEASE OF PREMISES
         AND DEVELOPMENT AND OPENING OF RESTAURANT.
3.       FEES
4.       TRAINING AND ASSISTANCE
5.       MARKS
6.       CONFIDENTIAL INFORMATION
7.       EXCLUSIVE RELATIONSHIP
8.       SYSTEM STANDARDS
9.       MARKETING
10.      RECORDS, REPORTS AND FINANCIAL STATEMENTS
11.      INSPECTIONS AND AUDITS
12.      TRANSFER
13.      EXPIRATION OF THIS AGREEMENT
14.      TERMINATION OF AGREEMENT
15.      OUR AND YOUR RIGHTS AND OBLIGATIONS UPON
         TERMINATION OR EXPIRATION OF THIS AGREEMENT
16.      RELATIONSHIP OF THE PARTIES/INDEMNIFICATION
17.      ENFORCEMENT
18.      NOTICES AND PAYMENTS

EXHIBITS

EXHIBIT A   -     LISTING OF OWNERSHIP INTERESTS
EXHIBIT B   -     EXCLUSIVE AREA